SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 30, 2009

CENTRAL VALLEY COMMUNITY BANCORP

(Exact Name of Registrant as Specified in Charter)

California	000-31977	77-0539125
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7100 N. Financial Dr. Fresno, CA		93720
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (559) 298-1775

(Former Name or Former Address, if Changed Since Last Report) Not Applicable

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02             RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On January 28, 2009, Central Valley Community Bancorp issued a press release containing unaudited financial information and accompanying discussion for the three months and year ended December 31, 2008.  The press release was attached as Exhibit 99.1 to the Current Report on Form 8-K filed with the Securities and Exchange Commission on January 29, 2009.

The information in the Form 8-K filed on January 29, 2009 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, regardless of any general incorporation language in such filing.

Item 5.02 (e) Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

The Executive and Directors’ Resource Committee (Compensation Committee) of the Board of Directors of Central Valley Community Bancorp (Company) approved payment of annual incentive bonus awards to each of the Company’s executive officers in respect to their individual performance for the year ended December 31, 2008.  The annual incentive awards were made pursuant to the Company’s Senior Management Incentive Plan for senior management and pursuant to the Employment Contract for the President and Chief Executive Officer as disclosed in the Company’s 2008 Proxy Statement.

The following awards were granted:

Daniel J. Doyle, President and CEO	$151,750

David A. Kinross, Senior Vice President and CFO	$47,628

Gary Quisenberry, Senior Vice President, Commercial and Business Banking	$38,625

Thomas L. Sommer, Senior Vice President, Credit Administrator	$36,535

Lydia Shaw, Senior Vice President, Consumer and Retail Banking	$36,434

The Committee also approved increases in the annual base salaries of the Company’s executive officers.  The Committee approved the following base salaries effective February 1, 2009:

David A. Kinross, Senior Vice President and CFO	$171,400

Gary Quisenberry, Senior Vice President, Commercial and Business Banking	$182,000

Thomas L. Sommer, Senior Vice President, Credit Administrator	$171,400

Lydia Shaw, Senior Vice President, Consumer and Retail Banking	$146,000

The Committee also announced that Wanda L. Rogers retired as a full time Director of the Boards of the Company and Central Valley Community Bank, the sole subsidiary of the Company, effective February 1, 2009.  Ms. Rogers was named Founding Director Emeritus of the Boards of the Company and Central Valley Community Bank.  As Founding Director Emeritus, Ms. Rogers will receive fees of $500 per month for the remainder of 2009.  Her fees will be reviewed annually.

The Committee also approved increases in the annual fees of the Company’s Board of Directors.  The Committee approved the following fees effective March 1, 2009:

Daniel N. Cunningham, Chairman of the Board	$30,700

Sidney B. Cox, Director	$22,000

Edwin S. Darden, Jr., Director	$22,000

Steven D. McDonald, Director	$22,000

Louis C. McMurray, Director	$22,000

William S. Smittcamp, Director	$22,000

Joseph B. Weirick, Director	$22,000

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Central Valley Community Bancorp

Date: January 30, 2009	By: /s/ Daniel J. Doyle
Name: Daniel J. Doyle
Title: President and Chief Executive Officer (principal executive officer)